UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Apogee Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41740	93-4958665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent St., Building 17, Suite 102b, Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 394-5230

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	APGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 18, 2026, Apogee Therapeutics, Inc. (the “Company” or “Apogee”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Andor LLC, a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Parent”), Andor Merger Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and solely for the limited purposes set forth therein, AbbVie Inc., a Delaware corporation (“Guarantor” or “AbbVie”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”):

(i)
each share of voting common stock of the Company, par value $0.00001 per share, and each share of non-voting common stock of the Company, par value $0.00001 per share (each, a “Share”), outstanding immediately prior to the Effective Time, but excluding each Share (A) owned by the Company or any of its wholly owned subsidiaries, (B) held by Guarantor, Parent, Merger Sub or any other wholly owned subsidiary of Guarantor, and (C) held by a stockholder who has not voted in favor of the adoption of the Merger Agreement or consented thereto and is entitled to and properly demands appraisal, will be converted automatically into the right to receive $135.11 per Share in cash (the “Merger Consideration”), without interest and subject to any applicable withholding taxes;

(ii)
each option to purchase Shares (each, a “Company Option”) outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per Share that is less than the Merger Consideration will be cancelled and converted into the right to receive cash in an amount equal to the product of: (A) the total number of Shares subject to such Company Option immediately prior to the Effective Time, multiplied by (B) the excess of (x) the Merger Consideration over (y) the exercise price payable per Share under such Company Option, without interest and subject to any applicable withholding taxes; any Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per Share that is greater than or equal to the Merger Consideration will be cancelled without any consideration being payable in respect thereof, and have no further force or effect;

(iii)
each restricted stock unit award of the Company (each, a “Company RSU”) outstanding immediately prior to the Effective Time will fully vest, be cancelled and convert into the right to receive a lump sum cash payment, without interest and subject to any applicable withholding taxes, equal to the product of (A) the Merger Consideration, multiplied by (B) the number of Shares subject to such Company RSU;

(iv)
each outstanding restricted stock award of the Company (the “Company Restricted Stock”) outstanding immediately prior to the Effective Time will fully vest and be converted into the right to receive the Merger Consideration for each such share of Company Restricted Stock; and

(v)
each warrant exercisable for Shares (each, a “Company Warrant”) outstanding immediately prior to the Effective Time will, in accordance with its terms, become exercisable by the holder thereof solely for the same Merger Consideration that such holder would have been entitled to receive if such holder had been, immediately prior to the Effective Time, the holder of the number of Shares then issuable upon exercise in full of such Company Warrant without regard to any limitations on exercise contained in such Company Warrant.

The transaction is not subject to any financing conditions. In addition, Guarantor has provided a guarantee, pursuant to which Guarantor has agreed to guarantee Parent’s and Merger Sub’s obligations under the Merger Agreement.

The consummation of the Merger is subject to certain customary conditions, including: (i) the receipt of approval of the Merger and adoption of the Merger Agreement by the Company’s stockholders; (ii) the receipt of required regulatory approvals or clearances, if any, with respect to certain antitrust laws (including the expiration or termination of any applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976); (iii) the absence of any law or order prohibiting or making illegal the consummation of the Merger; (iv) in the case of Parent and Merger Sub, the absence of any material adverse effect relating to the Company; and (v) the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality and material adverse effect qualifications) and compliance with the covenants and agreements in the Merger Agreement in all material respects by the parties to the Merger Agreement.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including certain covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. The Company will also be subject to customary “no-shop” restrictions, subject to a “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an alternative acquisition proposal, if the board of directors of the Company (the “Company Board”) determines in good faith, after consultation with its outside legal and financial advisors, that such alternative acquisition proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal, and that the failure to take such actions would be inconsistent with the Company Board’s fiduciary duties under applicable law.

The Merger Agreement includes a remedy of specific performance for the parties thereto. The Merger Agreement also contains certain termination rights for each of the Company and Parent, including the right of either the Company or Parent to terminate the Merger Agreement if the Merger is not consummated by December 18, 2026 (subject to two extensions for up to an additional six months each if all of the conditions to the Closing, other than the conditions related to the failure to obtain regulatory approvals, have been satisfied). The Merger Agreement also provides that upon the termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay a termination fee of $381,273,716 to Parent, which circumstances include (i) a termination by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal, (ii) a termination by Parent due to a Change in Recommendation and (iii) if the Merger Agreement is terminated under certain specified circumstances and prior to such termination a proposal (or intention to make a proposal) to acquire more than 50% of the Company’s stock or assets is publicly made or announced (and not subsequently withdrawn) and the Company enters into a definitive agreement for, or consummates, a transaction involving the acquisition of more than 50% of its stock or assets within twelve months of such termination. The Merger Agreement also provides that upon termination of the Merger Agreement under certain specified circumstances related to the failure to obtain regulatory approvals, Parent will be required to pay a termination fee of $381,273,716 to the Company.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms, and neither the Merger Agreement nor this summary should be relied upon as disclosures about the Company, Parent, Guarantor or Merger Sub. The Merger Agreement is not intended to provide any other factual information about the Company, Guarantor, Parent or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger or the other transactions contemplated by the Merger Agreement. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Guarantor, Merger Sub or any of their respective subsidiaries or affiliates. The representations and warranties by each of the Company, Parent, Guarantor, and Merger Sub that are contained in the Merger Agreement are the product of negotiations among such parties and are made by such parties to, and solely for the benefit of, each other as of specified dates. These representations and warranties (i) should not be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate; (ii) may be qualified in important part by confidential disclosure schedules delivered by the Company to Parent, Guarantor and Merger Sub in connection with the Merger Agreement; and (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Immediately prior to the execution and delivery of the Merger Agreement, holders of the non-voting common stock of the Company executed and delivered to the Company a written consent adopting the entry into the Merger Agreement and consummation of the Merger under the Company’s certificate of incorporation. The consummation of the Merger remains subject to the affirmative vote of a majority of the voting common stock of the Company.

Item 7.01	Regulation FD Disclosure.

Press Release

On June 22, 2026, the Company and Guarantor issued a joint press release announcing their entry into the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and the accompanying Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, Parent, Merger Sub and Guarantor entered into a voting agreement (the “Voting Agreement”) with certain stockholders of the Company, whereby such stockholders have agreed, among other things, to vote their Shares in favor of the adoption of the Merger Agreement and approval of the Merger. The Voting Agreement will terminate upon termination of the Merger Agreement and certain other specified events.

 The foregoing description of the Voting Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Voting Agreement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 18, 2026, by and among Apogee Therapeutics, Inc., Andor LLC, Andor Merger Co., and AbbVie Inc., solely for the limited purposes set forth therein.
99.1	Joint Press Release, dated June 22, 2026, issued by Apogee Therapeutics, Inc. and AbbVie Inc.
99.2
Voting Agreement, dated as of June 18, 2026, by and among AbbVie Inc., Andor LLC, Andor Merger Co., Fairmount Healthcare Fund II L.P., Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC and Venrock Healthcare Capital Partners EG, L.P.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

*
Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position made in this Current Report on Form 8-K are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of such terms and other comparable terminology. Statements in this Current Report on Form 8-K that are forward-looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of Apogee Therapeutics, Inc. (“Apogee”) by AbbVie Inc. (“AbbVie”) and the associated integration plans, anticipated future operating performance and results of Apogee, the expected accretion to AbbVie’s adjusted diluted earnings per share beginning in 2032, the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement governing the proposed acquisition (the “Merger Agreement”), and the potential of zumilokibart (APG777) and other Apogee’s pipeline assets.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside Apogee’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of Apogee or AbbVie or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory or Apogee stockholder approval in a timely manner or otherwise; the risk that the proposed acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the possibility of competing acquisition proposals for Apogee; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of Apogee and AbbVie to successfully integrate the businesses and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts Apogee’s or AbbVie’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact Apogee’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Apogee’s and/or AbbVie’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Apogee and AbbVie to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; the risk that zumilokibart (APG777) or APG273 and other Apogee’s pipeline assets may not demonstrate the anticipated success, safety, or efficacy in ongoing or future clinical trials; the risk that positive Phase 2 and Phase 1b interim results for zumilokibart (APG777) may not be predictive of results in later-stage or larger clinical trials; challenges to intellectual property; adverse litigation or government action; competition from other products; difficulties inherent in the research and development process; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of any pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Apogee’s or AbbVie’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, AbbVie’s and Apogee’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in AbbVie’s and Apogee’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in AbbVie’s and Apogee’s most recently filed Annual Report on Form 10-K filed on February 20, 2026 and March 2, 2026, respectively, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

AbbVie and Apogee have based these forward-looking statements on their current expectations and projections about future events. Although the parties believe that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, AbbVie and Apogee undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction involving Apogee and AbbVie. A meeting of the stockholders of Apogee will be announced as promptly as practicable to seek Apogee stockholder approval in connection with the proposed transaction. Apogee intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Apogee’s stockholders. This communication is not a substitute for the proxy statement or any other document that may be filed by Apogee with the SEC.

BEFORE MAKING ANY DECISION, APOGEE STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at Apogee’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Apogee’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Apogee with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of Apogee’s website at https://investors.apogeetherapeutics.com.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Apogee, AbbVie and their respective directors and executive officers and certain of their employees may be deemed to be participants in the solicitation of proxies from Apogee’s stockholders in connection with the proposed transaction. Information regarding Apogee’s directors and executive officers is set forth under the captions “Proposal 1: Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation” and “Certain Information About Our Common Stock” in the definitive proxy statement for Apogee’s 2026 Annual Meeting of Stockholders, filed with the SEC on April 24, 2026, and in Apogee’s Current Reports on Form 8-K, filed with the SEC on April 24, 2026, and June 12, 2026. Information regarding AbbVie’s directors and executive officers is set forth under the captions “Information Concerning Director Nominees,” “The Board of Directors and its Committees,” “Director Compensation,” “Securities Ownership” and “Executive Compensation” in the definitive proxy statement for AbbVie’s 2026 Annual Meeting of Stockholders, filed with the SEC on March 23, 2026, and in AbbVie’s Current Report on Form 8-K, filed with the SEC on May 12, 2026. To the extent holdings of Apogee’s securities and AbbVie’s securities by their respective directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of Apogee’s website at https://investors.apogeetherapeutics.com and the Investors section of AbbVie’s website at https://investors.abbvie.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Apogee expects to file in connection with the proposed transaction and other relevant materials Apogee may file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apogee Therapeutics, Inc.

Date: June 22, 2026	By:	/s/Michael Henderson, M.D.
Michael Henderson, M.D.
Chief Executive Officer